UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

API TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35214	98-0200798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Road, Suite 210

Orlando, FL 32819

(Address of principal executive offices, including zip code)

(855) 294-3800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On April 23, 2015, API Technologies Corp. (“API”) and Aeroflex Microelectronic Solutions, Inc., a wholly-owned subsidiary of Cobham plc (“Seller”), entered into a Stock Purchase Agreement (the “Agreement”) pursuant to which Seller will sell to API all of the issued and outstanding shares of capital stock or other equity interests of Aeroflex / Inmet, Inc. (“Inmet”) and Aeroflex / Weinschel, Inc. (“Weinschel” and together with Inmet, the “Companies”). The Companies each manufacture and sell radio frequency and microwave products for defense, space, avionics, wireless, and test and measurement applications.

Pursuant to the terms of the Agreement, API will acquire the Companies for a total purchase price of $80.0 million in cash (the “Transaction Consideration”), subject to certain working capital adjustments as set forth in the Agreement.

The closing of the acquisition is subject to customary closing conditions, including (i) the expiration or termination of any waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the absence of any law, order, or injunction prohibiting the consummation of the acquisition; (iii) the accuracy of the representations and warranties made by the parties; and (iv) the performance by the parties in all material respects of their covenants and obligations under the Agreement.

The closing of the acquisition is not subject to a financing contingency. API expects to finance the Transaction Consideration with an $85.0 million incremental term loan under its existing loan facility with Guggenheim Corporate Funding, LLC.

The Agreement contains customary representations, warranties and covenants of API and Seller. The representations and warranties have been made solely for the benefit of the other party to the Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one party if those statements prove to be inaccurate;

•	may have been qualified in the Agreement by disclosures that were made to the other party in connection with the negotiation of the Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement.

Investors should not rely on the representations and warranties as characterizations of the actual state of facts or conditions of API, Seller or the Companies, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in API’s public disclosures.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Commitment Letter

On April 23, 2015, in connection with the Agreement, API entered into a commitment letter (the “Commitment Letter”), pursuant to which and subject to the terms and conditions set forth therein, Guggenheim Corporate Funding, LLC and certain other lenders have committed to provide a $85.0 million incremental term loan under an amendment to API’s existing loan facility, the proceeds of which may be used for the payment of the Transaction Consideration contemplated by, and the payment of fees and expenses incurred in connection with, the Agreement. The commitment is subject to various conditions, including, but not limited to: (i) the execution and delivery of definitive loan documents; (ii) consummation of the acquisition substantially concurrently with the funding of the incremental term loan; (iii) the absence of a Material Adverse Effect (as defined in the Commitment Letter); and (iv) the accuracy of certain representations and warranties made by the parties.

Certain of the lenders party to the Commitment Letter and their affiliates have engaged in, and may in the future engage in, other lending transactions and other commercial dealings in the ordinary course of business with API or API’s affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The foregoing description of the Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Commitment Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.	Other Events.

On April 23, 2015, API issued a press release announcing the acquisition of the Companies. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

2.1	Stock Purchase Agreement, dated as of April 23, 2015 between API Technologies Corp. and Aeroflex Microelectronics Solutions, Inc.*

10.1	Commitment Letter, dated as of April 23, 2015 among API Technologies Corp., Guggenheim Corporate Funding, LLC and the other commitment parties party thereto.

99.1	API Technologies Corp. press release, dated April 23, 2015.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request made by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

API TECHNOLOGIES CORP.

By:	/s/ Robert Tavares
Name:	Robert Tavares
Title:	President and Chief Executive Officer

Date: April 27, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1	Stock Purchase Agreement, dated as of April 23, 2015 between API Technologies Corp. and Aeroflex Microelectronics Solutions, Inc.*

10.1	Commitment Letter, dated as of April 23, 2015 among API Technologies Corp., Guggenheim Corporate Funding, LLC and the other commitment parties party thereto.

99.1	API Technologies Corp. press release, dated April 23, 2015.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request made by the Securities and Exchange Commission.